SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2004

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 9. Regulation FD Disclosure
Signature
EX-99.1 NEWS RELEASE DATED JUNE 2, 2004

Item 9. Regulation FD Disclosure

     On June 2, 2004 we updated our second quarter 2004 outlook. Further information is included in our press release included as Exhibit 99.1 to this report and incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.
Date: June 2, 2004	/s/ Robin A. Sawyer
Robin A. Sawyer
Vice President, Corporate Controller (Principal Accounting Officer and Duly Authorized Officer)